Rule 10f-3 Transactions
Quarter Ended September 30, 2003
Schwab U.S. MarketMasters Fund
Sub-Adviser:	Eagle Asset Management, LLC


Name of Security:	SafeNet Inc.
?Eligible for purchase?						X Yes
	    No
Total Offering:		US$ 83,125,000
?Lowest price paid by any purchaser?
	X Yes	    No
Total Purchased:	US$ 181,213
? Purchased on first date on which sales were made?
	X Yes	    No
Price/Unit:		US$ 33.25
?Reasonability test passed?					X Yes
	    No
Trade date:		7/10/2003
?Less than 25% of total offering amount?			X Yes
	    No
Purchased from:	First Boston
?No compensation to affiliated broker?
	X Yes	    No
Other syndicate members (list names):
?Firm commitment underwriting?				X Yes
	    No
Raymond James & Associates, Inc.














Rule 10f-3 Transactions
Quarter Ended September 30, 2002
Schwab Balanced MarketMasters Fund
Sub-Adviser:	Eagle Asset Management, Inc.


Name of Security:	SafeNet Inc.
?Eligible for purchase?						X Yes
	    No
Total Offering:		US$ 83,125,000
?Lowest price paid by any purchaser?
	X Yes	    No
Total Purchased:	US$ 71,488
? Purchased on first date on which sales were made?
	X Yes	    No
Price/Unit:		US$ 33.25
?Reasonability test passed?					X Yes
	    No
Trade date:		7/10/2003
?Less than 25% of total offering amount?			X Yes
	    No
Purchased from:	First Boston
?No compensation to affiliated broker?
	X Yes	    No
Other syndicate members (list names):
?Firm commitment underwriting?				X Yes
	    No
Raymond James & Associates, Inc.












Rule 10f-3 Transactions
Quarter Ended September 30, 2002
Schwab Small Cap MarketMasters Fund
Sub-Adviser:	Royce & Associates, LLC



Name of Security:	Forest Oil Corporation
?Eligible for purchase?						X Yes
	    No
Total Offering:		US$ 109,900,000
?Lowest price paid by any purchaser?
	X Yes	    No
Total Purchased:	US$ 20,790
? Purchased on first date on which sales were made?
	X Yes	    No
Price/Unit:		US$ 23.10
?Reasonability test passed?					X Yes
	    No
Trade date:		9/25/2003
?Less than 25% of total offering amount?			X Yes
	    No
Purchased from:	Citigroup Global Markets
?No compensation to affiliated broker?
	X Yes	    No
Other syndicate members (list names):
?Firm commitment underwriting?				X Yes
	    No
J.P. Morgan Securities, Inc.

Bank of America Securities LLC

Credit Suisse First Boston LLC

Raymond James & Associates, Inc.

Howard Weil, a division of Legg Mason Wood Walker, Inc.

Johnson Rice & Company LLC